UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 11, 2009

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1618 Station Street Vancouver, BC, Canada V6A 1B6
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 221-7676

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 4.02 below is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On October 11, 2009, following a review by management, Angiotech Pharmaceuticals, Inc. (“Angiotech”) determined to restate its consolidated statements of operations to reflect the prior $650 million goodwill impairment charge taken by Angiotech in 2008 as operating expense instead of its current classification as other expense. Pending the restatement, Angiotech’s consolidated statements of operations for the fiscal year ended December 31, 2008, and earnings releases and similar communications containing information from such statements of operations, should not be relied on by investors.

Angiotech’s management currently expects that the restatement will have no effect on Angiotech’s consolidated balance sheets, statements of cash flows, net loss or net loss per share for the fiscal year ended December 31, 2008.

Angiotech’s management has discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, Angiotech’s independent registered public accounting firm.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Risks, uncertainties and assumptions that could affect Angiotech’s forward-looking statements may involve, but are not limited to, completion of the restatement described above. Other risks and uncertainties include, but are not limited to, those discussed under the heading “Risk Factors” in Angiotech’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q and any other factors referenced in our other filings with the applicable Canadian securities regulatory authority or the Securities and Exchange Commission.

Given these uncertainties, assumptions and risk factors, investors are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, Angiotech disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this Current Report on Form 8-K to reflect future results, events or developments.

This Current Report on Form 8-K contains forward-looking information that constitutes “financial outlooks” within the meaning of applicable Canadian securities laws. We have provided this information to give shareholders general guidance on management’s current expectations of certain factors affecting our business, including our financial results. Given the uncertainties, assumptions and risk factors associated with this type of information, including those described above, investors are cautioned that the information may not be appropriate for other purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc. (Registrant)

Date: October 15, 2009	By:	/s/ K. Thomas Bailey
K. Thomas Bailey Chief Financial Officer